UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2016

FORM HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 12th Floor

New York, New York 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On November 28, 2016, FORM Holdings Corp. (“FORM”) filed a Certificate of Amendment to its Amended and Restated Certificate of Incorporation, as amended, with the Secretary of State of the State of Delaware to remove “only-for-cause” director removal (the “Certificate of Amendment”).

The foregoing description of the Certificate of Amendment is not complete and is subject to, and qualified in its entirety by, the full text of the Certificate of Amendment, which is attached to this Current Report as Exhibit 3.1 and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

On November 28, 2016, at FORM’s 2016 annual meeting of stockholders (the “Annual Meeting”), FORM’s stockholders approved an amendment to FORM’s 2012 Employee, Director and Consultant Equity Incentive Plan (as amended, the “Plan”) to increase the number of shares of FORM’s common stock, par value $0.01 per share (“FORM Common Stock”) reserved for issuance under the Plan to up to a maximum of 7,573,568 shares and to increase the maximum number of shares available for grant to a single participant in any fiscal year from 400,000 to 1,000,000.

The foregoing description of the Plan is not complete and is subject to, and qualified in its entirety by, the full text of the Plan, which is attached to this Current Report as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)       On November 28, 2016, FORM held the Annual Meeting. At the Annual Meeting, the holders of 11,756,821 shares of FORM Common Stock were present in person or represented by proxy, which represents 74.41% of the total shares of outstanding FORM Common Stock entitled to vote as of the record date of October 18, 2016.

(b)       The following actions were taken in the Annual Meeting:

(1)	The merger of FHXMS, LLC (“Merger Sub”), a Delaware limited liability company and wholly-owned subsidiary of FORM, with and into XpresSpa Holdings LLC, a Delaware limited liability company (“XpresSpa”), with XpresSpa being the surviving entity and a wholly-owned subsidiary of FORM, pursuant to the terms and conditions of the previously announced Agreement and Plan of Merger, dated as of August 8, 2016, as subsequently amended on September 8, 2016 and October 25, 2016 (collectively, the “Merger Agreement”), by and among FORM, Merger Sub, XpresSpa, the unitholders of XpresSpa who are parties thereto or who become parties thereto (the “Unitholders”) and Mistral XH Representative, LLC, as representative of the Unitholders (the “Representative”) (the “Merger”) was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
5,030,246	154,107	28,815	6,543,653

(2)	The adoption of a Section 382 Rights Agreement, adopted by the board of directors of FORM (the “Board”) on March 18, 2016 (the “Rights Agreement”), was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
5,130,234	72,737	10,197	6,543,653

(3)	The following six nominees were elected or reelected to serve on the Board until FORM’s 2017 annual meeting of stockholders or until their respective successors have been elected and qualified, or until their earlier resignation or removal:

Name of Director Nominees	Votes For	Votes Withheld	Broker Non-Vote
Andrew D. Perlman	5,053,812	159,356	6,543,653
John Engleman	5,113,958	99,210	6,543,653
Donald E. Stout	4,821,630	391,538	6,543,653
Salvatore Giardina	5,105,727	107,441	6,543,653
Bruce T. Bernstein	5,096,298	116,870	6,543,653
Richard K. Abbe	5,105,548	107,620	6,543,653

(4)	The amendment to the Plan to increase the number of shares of FORM Common Stock reserved for issuance under the Plan to up to a maximum of 7,573,568 shares and to increase the maximum number of shares available for grant to a single participant in any fiscal year from 400,000 to 1,000,000 was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
3,348,264	1,468,087	396,817	6,543,653

(5)	The selection of Cohn Reznick LLP as FORM’s independent registered public accounting firm for the fiscal year ending December 31, 2016, was ratified, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
11,410,795	135,969	210,057	0

(6)	The Certificate of Amendment to remove “only-for-cause” director removal was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
10,802,811	874,998	79,012	0

(7)	The compensation of FORM’s named executive officers, as disclosed in FORM’s proxy statement, was approved by an advisory vote, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
3,731,645	1,410,971	70,552	6,543,653

(8)	The proposal to adjourn the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of FORM’s Proposal Nos. 1, 2, 3, 4, 5, 6 or 7, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
9,298,385	2,124,186	334,250	0

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, as amended, to remove “only-for-cause” director removal
10.1	FORM Holdings Corp. 2012 Employee, Director and Consultant Equity Incentive Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORM HOLDINGS CORP.

Dated: November 28, 2016	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer